SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 22, 2006


                              BMW FS SECURITIES LLC
                         BMW VEHICLE OWNER TRUST 2006-A
--------------------------------------------------------------------------------
                           (EXACT NAME OF REGISTRANT)

         DELAWARE                     333-133845                22-3784653
         DELAWARE                   333-133845-01               51-6579062
 ------------------------       ---------------------         -------------
 (STATE OF INCORPORATION)       (COMMISSION FILE NO.)         (IRS EMPLOYER
                                                          IDENTIFICATION NUMBER)

                             300 CHESTNUT RIDGE ROAD
                            WOODCLIFF LAKE, NJ 07677
                ------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (201) 307-4000
                ------------------------------------------------
                         (REGISTRANT'S TELEPHONE NUMBER)

                                 NOT APPLICABLE
                ------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS


              Item 5. Other Events.

              Weil, Gotshal & Manges LLP have been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-133845) in connection with various transactions. Legal opinions by Weil, Gotshal & Manges LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 8.1, Exhibit 23.1 and Exhibit 23.2.




ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (a)    Not applicable

       (b)    Not applicable

       (c)    Exhibits:


   Exhibit 5.1 Opinion of Weil, Gotshal &Manges LLP as to legality (including the consent of such firm)

   Exhibit 8.1 Opinion of Weil, Gotshal &Manges LLP as to certain tax matters (including the consent of such firm)

   Exhibit 23.1      Consent of Weil, Gotshal &Manges LLP (included in Exhibit
                     5.1)

   Exhibit 23.2      Consent of Weil, Gotshal &Manges LLP (included in Exhibit
                     8.1)









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



                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                             BMW FS Securities LLC
                                             BMW Vehicle Owner Trust 2006-A



Date: 9/22/06                               By:   /s/ Kirsten Zerbst
                                                ---------------------------
                                                 Authorized Signatory










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



EXHIBIT INDEX

  Exhibit 5.1 Opinion of Weil, Gotshal &Manges LLP as to legality (including the consent of such firm)

  Exhibit 8.1 Opinion of Weil, Gotshal &Manges LLP as to certain tax matters (including the consent of such firm)

  Exhibit 23.1      Consent of Weil, Gotshal &Manges LLP (included in Exhibit
                    5.1)

  Exhibit 23.2      Consent of Weil, Gotshal &Manges LLP (included in Exhibit
                     8.1)
















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